UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 8, 2003
                                                --------------------------------

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                         333-104046                         13-3939229
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(State or other            (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

1585 Broadway, New York, New York                                     10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events

            Attached as exhibits are certain Collateral Term Sheets (each, as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                         Description
        -----------                         -----------

        (99.1)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC1, Mortgage Pass-Through
                                            Certificates, Series 2004-NC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I
                                        INC.

Date: December 10, 2003

                                      By:      /s/ Valerie H. Kay
                                          ---------------------------------
                                            Name:   Valerie H. Kay
                                            Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Collateral Term Sheets prepared by             (E)
                        Morgan Stanley & Co.Incorporated in
                        connection with certain classes of the
                        Morgan Stanley ABS Capital I Inc. Trust
                        2004-NC1, Mortgage Pass-Through
                        Certificates, Series 2004-NC1.